American Airlines, Inc.
6-1162-AKP-073R1  Page 4

6-1162-AKP-073R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:                                Accident Claims and Litigation

Reference:
Purchase Agreement Nos. 1977, 1978, 1979, 1980, and 3219 (collectively, the Purchase Agreements) between The Boeing Company and American Airlines, Inc. relating to Model 737, 757, 767, 777, 787 Aircraft, respectively

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements each Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in Exhibit C to the applicable Purchase Agreement or elsewhere in such Purchase Agreement.

1.           Scope.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.           Initial Meeting.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

2.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
2.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3.           Subsequent Meetings.

The parties will meet periodically after the initial meeting in order to review [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.           Resolution of Other Matters.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.           Punitive Damages.
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.           Insurance Coverage.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10.           Miscellaneous.

10.1           All rights and obligations of the parties under this Letter Agreement shall accrue and apply solely to the parties and their successors and permitted assigns and there is no intent to benefit any third parties.

10.2           Each party shall do and perform, at such party’s expense, such further acts and execute and deliver such further instruments and documents as may be required by applicable law or as may be reasonably requested by the other party to effectuate the purposes of this Letter Agreement.

10.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Very truly yours,

THE BOEING COMPANY

By

Its            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. Nos. 1977, 1978, 1979, 1980, and 3219
Accident Claims and Litigation
BOEING PROPRIETARY